EXHIBIT 99.2

Dynatronics Corporation

Growing Sales Above The Market | Margin Expansion Developing

September 22, 2022 | NASDAQ:DYNT

Growing Sales Above The Market l Margin Expansion Developing September 22, 2022 | NASDAQ:DYNT Dynatronics Corporation

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Those statements include references to the company’s expectations and similar statements. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include our statements regarding expected improvement in overall performance, expectations that the company will improve long-term gross margin, operating income and cash flow from operations, expectations regarding net sales, gross margin, and selling general and administrative costs in fiscal year 2023, and uncertainties and risks related to the broader economic environment and the impact of the COVID-19 global pandemic on the company’s results of operations and financial condition. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in the company’s annual, quarterly and other reports filed with the Securities and Exchange Commission. Dynatronics does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise. Continued product net sales as used in this presentation is a non-GAAP measure as defined under the rules of the Securities and Exchange Commission. The company defines continued product net sales as sales excluding discontinued products and sales of physical therapy and rehabilitation products through our direct sales channel. Management uses this non-GAAP measure to evaluate our operating performance and to forecast future periods. Management believes this non-GAAP measure provides investors additional information about the company’s ongoing operating performance and is not intended as a substitute for, or superior to, the financial measure prepared in accordance with GAAP. Investors are cautioned against placing undue reliance on this non-GAAP measure. $37M annual and $9.25M quarterly baseline continued product net sales set in April 2021 is based on annual net sales of approximately $48M in FY ‘21 less estimated annual discontinued product sales of approximately $11M. Safe Harbor

KEY TAKEAWAYS – FOURTH QUARTER FY '22

Confident in revenue growth trajectory and gross margin expansion

Growing sales above the market, after several years of below market growth	Strong execution and business transformation remains our top priority	Confident in our outlook Inventory investment rewarded
▪ **Clear customer strategy rewarding loyalty across all brands.** ▪ Q4 FY '22 sales is the **fifth consecutive quarter of exceeding the market** and our baseline continued product net sales expectation. ▪ **Customer agreements that reward loyalty across all Dynatronics brands driving sales.** ▪ **Ramped-up cadence of product innovations** utilizing dealer and customer feedback. – Mammoth launch in Q3 FY '22 continues to outpace expectations – Target several product launches in FY '23	▪ Demonstrated **progress on strategic priorities.** ▪ **23.4% gross margin; 1.0 point sequential increase. Gross margin target >40% over time.** ▪ **Cash balance of $0.7M, $12.1M of inventory and no debt**. ▪ **Gross margin expansion and positive cash flow remain our focus.** ▪ **Managing impact of COVID-19** and supply chain challenges providing significant headwinds to margin expansion.	▪ Net sales of $44.3M in FY '22 represents a **20% growth rate** in FY '22 relative to the $37M continued products net sales baseline set in April 2021. ▪ **Multiple levers in COGS and SG&A as a percent of sales.** ▪ Selected price increases ▪ Alternative sourcing relationships ▪ Improvement in factory yields ▪ $5.5M investment, a 85% build in inventory since 6/30/21, to satisfy higher customer demand and protect customer deliveries has been a **strategic competitive advantage** in challenging supply chain environment. ▪ Well-positioned serving **attractive markets.** ▪ **Balance sheet supports M&A in target markets**. Focused criteria: >40% gross margin, cash flow contribution in first year.

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Dynatronics HAUSMANN BIRD & CRONIN

Key takeaways – Fourth Quarter FY ‘22 Confident in revenue growth trajectory and gross margin expansion The company continues to expect volatility due to the challenges related to the broader economic environment and the COVID-19 global pandemic, including higher raw material, delivery and shipment costs, supply chain disruptions, extended handling times and delays or disruption in procedure volume. Dynatronics also expects some ongoing volatility from the company's business optimization.

Q4 FY ‘22 and Full-year FY ‘22 Financial and Operations Highlights Financial Highlights: 14.3% increase in net sales to $11.2M in Q4 FY ’22 relative to continued product net sales in FY ‘21. Annual net sales of $44.3M in FY ‘22, up 19.7% relative to $37M continued product net sales baseline set in April 2021. Q4 FY ‘22 net sales is the fifth consecutive quarter of exceeding the market and our $9.25M continued product net sales quarterly baseline set in April 2021. 23.4% gross margin in Q4 FY ’22, 1.0-point sequential increase. Gross margin muted by impact of COVID-19, and supply chain challenges including higher raw material, freight, and labor costs. Gross margin target >40% over time. Cash balance of $0.7M, $12.1M of inventory, and no debt at 6/30/22. Inventory is at an elevated level to meet customer demand, and current market and supply chain conditions. Cash used in operating activities of $4.9M in FY ‘22 was primarily due to the $5.6M strategic inventory build to serve customer demand growth and build safety stock to offset supply chain disruptions. Business and Operations Highlights: Mike Withers joined Dynatronics full-time in May 2022. He was former Vice President of Information Technology at SeaSpine. 20+ years of experience in medical-device industry. Product innovations realizing success utilizing dealer and customer feedback: Mammoth launch in FY ‘22 exceeding expectations and will enable longer-term margin expansion. Target several product launches in FY ’23.

+5% ANNUAL SALES GROWTH GUIDANCE IN FY '23

Annual Sales

Up ~20% Organic
Up ~5% Organic
~$37M
$44.3M
~$46.5M
Baseline[1] Organic
FY '22[2] Organic
FY '23E[3] Organic

Business transformation and market share gains driving sustained growth

Quarterly Sales

~$9.25M
$9.8M
$12.3M
$10.5M
$10.3M
$11.2M
Up 14% YOY[4]
Baseline[1] Organic
Q4 FY '21 Organic
Q1 FY '22[2]
Q2 FY '22[2] Organic
Q3 FY '22[2] Organic
Q4 FY '22[2] Organic

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+5% Annual sales Growth guidance in FY ’23 Baseline1 Organic Q4 FY ’21 Organic Quarterly Sales Q1 FY ’222 Baseline1 Organic FY ’222 Organic Annual Sales Net sales distribution across the quarters in FY ‘22 aligned with historical trends: higher in the first and fourth quarters, and lower in the second and third quarters 1 Baseline set in April 2021 I 2 GAAP net sales in FY ’22, including $450K of discontinued product net sales. 3 Midpoint of Q4 and annual guidance I 4 Net sales in Q4 FY ’22 relative to continued product net sales in Q4 FY ’21 Q2 FY ’222 Organic $12.3M - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - $10.5M Q3 FY ’222 Organic Q4 FY ’222 Organic $10.3M $11.2M $9.8M 5 consecutive quarters of net sales growth exceeding the market and our baseline sales expectation. ˜$37M $44.3M FY ’23E3 Organic Up ~20% Organic Guidance midpoint of $46.5M in FY ’23 Represents 5% organic net sales growth Up 14% YOY4 Business transformation and market share gains driving sustained growth ~$46.5M Up ~5% Organic

Significant progress to gross margin Target >40% Gross Margin (GAAP) Gross margin includes impact of COVID-19 and supply chain challenges in each quarter of FY ’22 and continued volatility expected in FY ‘23. 27.0% 29.8% 19.8% 22.4% >40% FY ’21 Q1 FY ’22 Q2 FY ’22 Q3 FY ’22 Q4 FY ’22E FY ’23E Gross margin (GM) expansion is short-term focus >40% consolidated GM is long term target Target GM similar to peers pre-COVID 19 Product innovation and M&A target is higher than long-term target Delivering higher GM: Shifted focus to higher margin, differentiated products that we manufacture Scale: Continue to grow sales faster than the 3% to 4% market growth Volume-tiered pricing that rewards customer loyalty and supports GM expansion Improved factory yields with larger scale Alternative sourcing relationships Gross margin expansion is short-term focus driving sustained growth COVID-19 23.4%

Net Sales:: Net sales of $45.0 to $48.0M in FY ’23. The FY ’23 net sales midpoint of $46.5M is a 5% improvement relative to the $44.3M net sales in FY ‘22. guidance for FY ‘23 Details Gross Margin: The company continues to expect volatility due to the challenges related to the broader economic environment and the COVID-19 global pandemic, including higher raw material, delivery and shipment costs, supply chain disruptions, extended handling times and delays or disruption in procedure volume. Dynatronics also expects some ongoing volatility from the company's business optimization. Anticipate gross margin higher in Q1 FY ’23 relative to the 23.4% in Q4 FY ‘22. The Company will provide gross margin guidance when it feels confident in doing so, which Dynatronics expects in fiscal year ‘23. Selling, General, and Administrative Expenses (“SG&A”): SG&A of 30.0% to 35.0% of net sales in FY ’23. Target earnings growth faster than net sales growth with larger scale. Operating environment:

Well-positioned to execute our near and long-term growth strategies Deliver commercial success, emphasizing quality for cost and a differentiated customer experience Improve long-term margins through consolidations and financial discipline Timely commercial launch of new products focused on growth markets Optimize manufacturing and supply chain Rationalize product portfolio and pricing for attractive growth trends Continue focus on cash flow from operations Target acquisitions in existing or adjacent markets with customer uptake Improving results in these seven strategies enables a scalable and sustainable sales growth model in our attractive markets. We will continuously drive to deliver improving results in each strategy. “Gross margin expansion is our short-term focus. We have made solid strides in this area and expect expansion in fiscal year ‘23.” John Krier, CEO of Dynatronics

Dynatronics Net Sales Growth > Market Growth 3% to 4%1 Market Growth Higher Growth Organic Market Growth is 3% to 4% Win Market Share Product Innovations Synergistic M&A DYNT Organic Net Sales Growth > Market Growth… …Bolstered by DYNT Inorganic Opportunities 1 3% to 4% is the estimated growth of selective target Rehabilitation and Bracing markets from 2021 to 2025.

How we win market share Proven playbook: Listen to dealers and customers and deliver to them Strong reputation for quality products and delivery experience Consistently differentiated experience to our dealers and customers New dealers and customers. Brand awareness Superior economic value: volume-tiered pricing that rewards customer loyalty and supports higher gross margin Favorable mix shift to product innovations will contribute to higher gross margin over time Expanded pipeline of new product categories for Dynatronics Utilizing dealer and customer feedback Product innovations target gross margin >40% Targeted M&A further enhances our product portfolio Grow net sales faster than the 3% to 4% market growth rate Product Innovation Expertise Superior Commercial Execution The Result Now growing sales above the market 5 consecutive quarters of net sales growth exceeding the market and our baseline $44.3M annual net sales in FY ’22, up ~20% relative to the $37M continued product net sales baseline in FY ‘21

FOCUSED LEADERSHIP

John Krier

Previous Affiliations BREG Deloitte.

Chief Executive Officer

- **Appointed Dynatronics CEO in July 2020.** Prior to that was VP, Marketing and Commercial Operations at Breg since 2014, a long-standing significant customer of Dynatronics and important player in our market
- Proven track record in driving commercial success to meet customers' tailored needs including 13 successful acquisitions while at Breg and predecessor, delivering a compelling and sustainable business model

Mike Withers

Previous Affiliations SeaSpine C3 Business Solutions

Chief Information Officer

- **Joined Dynatronics in 2022;** prior to that, Vice President of Information Technology at SeaSpine, winning two Innovation Awards for enterprise process improvement.
- 20+ years in Information Technology with a proven track record delivering large scale domestic and international projects

Carl Abbott

Previous Affiliations teva sigvaris

Director, Strategic Accounts

- **Joined Dynatronics in 2021;** prior to that managed National Accounts for E-commerce, National Distribution, Retail and DME portfolio
- Training and performance improvement specialist building employee, customer, and end user programs

Matt Papke

Previous Affiliations CHS Boston Scientific

Director, Controller

- **Joined Dynatronics in 2021**
- Over 20 years of accounting experience, including several years in public accounting as an auditor.

Brian Baker

Previous Affiliations SeaSpine INTEGRA

Chief Operating Officer

- **Rejoined Dynatronics full-time in 2022**. Former Dynatronics COO and CEO. 25+ years of experience in medical-device industry
- Specializes in driving operational efficiencies, building high-performing teams, and spearheading high-impact strategic plans

Sarah Mealman

Previous Affiliations Medtronic LABORIE

Vice President, Marketing

- **Joined Dynatronics in 2020;** prior to that, managed Laborie urology implantable and neuromodulation portfolio
- At Medtronic, managed $750M MRI pacemaker portfolio

Justin Nuahn

Previous Affiliations C.H. ROBINSON SICK Sensor Intelligence.

Director, Human Resources

- **Joined Dynatronics in 2021**
- 20 years' experience in Human Resources, with focus on strategic Human Capital management

Carrie Watts

Previous Affiliations Bird & Cronin Inc.

Director, Customer Care

- **Joined Bird & Cronin in 2001** (Dynatronics employee after acquisition in 2017)
- Over 20 years of Key Account and customer care management experience

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Focused Leadership Proven commercial success and business transformations in medical device markets. New talent helping to drive growth and win market share. Previous Affiliations Previous Affiliations Previous Affiliations Previous Affiliations Previous Affiliations Previous Affiliations Previous Affiliations Previous Affiliations

M&A STRATEGY

Acquisition Targets:

VALUE BUYER WITH FOCUSED CRITERIA

RIGHT SIZED TARGET
Revenue between $5M - $30M

PROFITABILITY
Gross margin accretive (driving target of >40%)

QUICK CASH WIN
Cash flow contribution within first year

ENHANCED PORTFOLIO
Products focused on existing or adjacent market segments

BRANDS WE KNOW
Respected & established brand(s) known in market

A WELL-SUITED ADDITION
Good culture fit and ease of integration

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M&A Strategy Acquisition growth opportunities in a fragmented market to add scale with an accomplished M&A team and demonstrated ability to successfully integrate investment highlights of Dynatronics Up 19.7% YOY net sales growth in FY ’22 from continued product net sales baseline. Underpenetrated (˜10%) customer base + share gain opportunity + value creating M&A strategy Gross margin of 23.4% in Q4 FY ‘22, 3.6-point increase since Q2. >40% gross margin is long term target 3% to 4% U.S. market growth. Significant U.S. TAM of +$3.5 billion Pure play focus on rehabilitation and bracing markets Exciting new product pipeline: launched six new products and applications since January 2021 Management incentive compensation is linked to sales and EBITDA growth Discipline for efficient scaling and profitable cash flow growth Gross margin expansion and positive cash flow remain our short-term focus Expanding Product Portfolio Serving Growth Markets Experienced, Highly Motivated Team Driving Growth Enterprise value as of 9/15/22 Peers are USPH, ZYXI, VIVE, OMI, IMAC, KIDS, KRMD (Peer Group Average used is Median) Attractive Investment Appeal Shares are trading at 0.3x EV to revenues vs. peer group of 4.2x(1) Dynatronics is growing net sales above the market Proven Commercial and Financial Innovation

Dynatronics Corporation

Investor Relations Contacts

Dynatronics
ir@dynatronics.com

Dynatronics®

HAUSMANN™

BIRD & CRONIN®

Dynatronics ir@dynatronics.com Investor Relations Contacts Dynatronics Corporation

DYNATRONICS AT A GLANCE

KEY STATISTICS	
Headquarters	Eagan, MN
52 Week Share Price Range (as of 6/30/22)	$0.43 to $1.79
Market Capitalization(1) (as of 6/30/22)	$11.1M
Average Volume (12 month)	445K
Net Sales in FY '22	$44.3M

(1) Excluding preferred stock

Customers

+ Thousands of Private Practice Therapists and Athletic Trainers

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Dynatronics at a Glance + Thousands of Private Practice Therapists and Athletic Trainers Provider of high-quality restorative medical device products to the orthopedic and rehabilitation industry designed to accelerate achieving optimal health – favorable market trends Driving change and results to deliver a compelling and durable business model, demonstrating strong financial performance from emerging scalable operations Leadership Team, prior to joining Dynatronics: Proven commercial success and business transformations in medical device markets Customers Excluding preferred stock

CAPITALIZATION / OWNERSHIP

Share count as of June 30, 2022

Common Shares Outstanding		18,198,315
8% Convertible Preferred Stock(1)		3,351,000
Total Shares		**21,549,315**
Market Cap of Equity (including convertible preferred stock)(2)	**$**	**13,360,575**
Debt(3)		$0
Less: Cash		700,000
Net Bank Debt as of 6/30/2022	**$**	**(700,000)**
Enterprise Value (including convertible preferred stock)	**$**	**12,660,575**
Warrants @ $2.75 weighted average exercise price		4,323,500
Options @ $1.56 weighted average exercise price		140,000
Unvested RSU		100,002
Total Options and Warrants		**4,563,502**

(1) Convertible one for one into Common; 8% annual dividend payable in cash or stock at company preference
(2) Share price of $0.62 on 9/15/22
(3) Includes Line of Credit only

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Dynatronics HAUSMANN BIRD & CRONIN

Capitalization / Ownership Convertible one for one into Common; 8% annual dividend payable in cash or stock at company preference Share price of $0.62 on 9/15/22 Includes Line of Credit only Share count as of June 30, 2022